Income Taxes (Tables)	12 Months Ended
Apr. 30, 2019
Income Tax Disclosure [Abstract]
Schedule of Effective Income Tax Rate

Reconciliation of the statutory rate of 21% (2018 – 30.33%) and income tax benefits at those rates to the effective income tax rates and income tax benefits reported in the statement of operations and comprehensive loss is as follows:

	As of April 30,
	2019	2018

Net Income (Loss) before recovery of income taxes	$(117,737)	$(1,410)

Expected income tax (recovery) expense	(24,725)	(428)

Other	(296)	-

Change in valuation allowance	25,021	428

Income tax expense	$-	$-

Summary of Valuation Allowance

The change in the Company’s valuation allowance is as follows:

	For the Years Ended April 30,
	2019	2018

Net operating loss carry forward	$119,147	$1,410

Valuation Allowance	(119,147)	(1,410)

Total	$-	$-